UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




       DATE OF REPORT (Date of earliest event reported): April 22, 2002




                        AMERICAN GENERAL FINANCE, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



Indiana                            1-7422                           35-1313922
(STATE OR OTHER               (COMMISSION FILE                   (IRS EMPLOYER
JURISDICTION OF                   NUMBER)                  IDENTIFICATION NO.)
INCORPORATION)


                601 N.W. Second Street, Evansville, IN 47708
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


     Registrant's telephone number, including area code: (812) 424-8031

Item 4.  Changes in Registrant's Certifying Accountant.

    (a)  Previous independent accountants

         (i) On April 22, 2002, American General Finance, Inc. (the "Company") dismissed Ernst & Young LLP as its independent accountants. The Company's Board of Directors participated in and approved the decision to change independent accountants. Such decision stems from the corporate integration process with the Company's ultimate parent company.

         (ii) The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as it relates to the Company's adoption of Statement of Financial Accounting Standards 133, "Accounting for Derivative Instruments and Hedging Activities," as of January 1, 2001.

         (iii) In connection with the audits for the Company's two most recent fiscal years and through April 22, 2002, there have been no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission) with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the Company's two most recent fiscal years and through April 22, 2002, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

         (v) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with the above statements. A copy of such letter, dated April 25, 2002, is filed as Exhibit 16 to this Form 8-K.

    (b)  New independent accountants

         (i) On April 22, 2002, the Company engaged PricewaterhouseCoopers LLP as its independent accountants. During the Company's two most recent fiscal years and through April 22, 2002, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

    Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 25, 2002 pursuant to Item 304(a) (3) of Regulation S-K.





                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        American General Finance, Inc.



                                        By:  /s/ Donald R. Breivogel, Jr.
                                             Name:  Donald R. Breivogel, Jr.
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer


Date:  April 25, 2002

                                 EXHIBIT INDEX

Exhibit No.  Description of Exhibit

16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 25, 2002 pursuant to Item 304(a) (3) of Regulation S-K.